                                                                   EXHIBIT 10.5


             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.



                                LICENSE AGREEMENT


          THIS AGREEMENT, effective this 5th day of April, 1994 ("Effective Date"), is entered into by and between Clintec Nutrition Company, an Illinois partnership organized under the laws of the State of Illinois, having offices at Three Parkway North, Suite 500, Deerfield, Illinois 60015-0760 ("CLINTEC") and Free Radical Sciences, Inc., a Delaware corporation, having offices at 245 First Street, 14th Floor, Cambridge, Massachusetts 02142 ("FRS").

          WHEREAS, CLINTEC and FRS have entered into a Contribution Agreement of even date herewith;

          WHEREAS, pursuant to the Contribution Agreement, various patents and patent applications and other technology were transferred by CLINTEC to FRS;

          WHEREAS, CLINTEC wants to acquire a sublicense to the patents, patent applications, and technology that were transferred to FRS for use in the fields of clinical nutrition and nutrition; and

          WHEREAS, FRS is willing to grant such a sublicense to Clintec.

          NOW THEREFORE, in consideration of the foregoing and of the mutual covenants set forth below, the parties hereby agree as follows:

     1.   DEFINITIONS.
          -----------

          1.1 CLINICAL NUTRITION shall mean the feeding under professional supervision of patients requiring special food administration techniques and devices or nutrients in relation to their medical condition and (for purposes of this Agreement) shall be deemed to exclude the administration of any product in which the Compounds (as defined below) (i) ********** by dry weight of the total content of the amino acids, amino acid precursors and amino acid substrates, or (ii) ********* by weight volume of the product administered in liquid form to patients, unless FRS otherwise consents (which consent shall not be unreasonably withheld). Clinical Nutrition comprises parenteral (intravenous and intraperitoneal) and enteral (nasogastric, jejunal and oral) nutrition for patient needs in hospitals, nursing homes, extended care facilities and, if taken under professional supervision, private residences.

          1.2 CLINICAL NUTRITION PRODUCTS shall mean products used or that can be used in the field of Clinical Nutrition. Clinical Nutrition Products include those products that replete nutritional deficits, return naturally occurring cellular constituents or cellular products toward or to accepted normal clinical ranges, ameliorate malnutrition, maintain or improve nutrition status, offset negative nitrogen balance or replete energy deficit. In biological systems Clinical Nutrition Products are handled by known metabolic pathways which may or may not be altered by disease state or clinical condition.

          1.3 COMPOUND(S) shall mean any of the molecular entities L-2-oxothiazolidine-4-carboxylate (Procysteine), its isomers, its esters (including diesters) and its neutral salts, the cysteine derivative N-acetyl-cysteine, and glutathione esters (including diesters) including the alkyl monoesters.

          1.4 CORNELL LICENSE AGREEMENT shall mean the "Exclusive License Agreement CRF D-416 and D-520, D-913, D-169, D-1239, D-1258, D-1403,
     D-1426" by and between Cornell Research Foundation Inc. ("Cornell") and FRS having an Effective Date as of the date of this Agreement.

          1.5 CORNELL LICENSED PATENTS shall mean the United States (U.S.) and non-U.S. patents and patent applications licensed to FRS under the Cornell License Agreement.

          1.6 DATA shall mean all Data and information resulting from any studies, including stability, toxicology, preclinical and clinicals, relating to Compounds that was generated prior to the Effective Date of this Agreement.

          1.7 FRS PATENTS shall mean the U.S. and non-U.S. patents identified on Schedule A attached hereto including any reissues or reexaminations thereof, as well as any U.S. or non-U.S. patents that may issue from FRS Patent Applications (defined below).

          1.8 FRS PATENT APPLICATIONS shall mean the patent applications identified on Schedule B attached hereto, as well as any patent application that is filed after the Effective Date of this Agreement that: is based in whole, or in part, on the invention records identified on Schedule C; claims priority, at least in part, from a patent application identified on Schedule B; is based in whole, or in part, on Licensed Know-How; or is filed as a divisional, continuation, or continuation-in-part of a patent application identified on Schedule B.

          1.9 LICENSED KNOW-HOW shall mean any proprietary right in existence as of the date of this Agreement, other than a patent or patent application, owned by, controlled by, or licensed to FRS with the right to sublicense relating to Clinical Nutrition or Clinical Nutrition Products.

          1.10 NUTRITION shall mean the feeding of individuals and shall include all products not having therapeutic claims and not included in the definition of Clinical Nutrition that have as their principal purpose providing nutrients to an individual.

          1.11 OTHER COMPOUNDS shall have the meaning ascribed to such term in the Contribution Agreement.

          1.12 PHARMACEUTICAL APPLICATIONS shall mean the provision of a medicinal substance or a drug other than a nutrient with the intent to bypass or to alter or restore normal in vivo synthesis, metabolic or physiologic state, including redox status. Generally, medicinal substances or drugs will be synthetic, specifically isolated or specifically produced and will require an approved drug license to allow sale and promotion of the claimed indication regardless of the route of administration. Such medicinal substances or drugs can be administered alone or with other entities such as nutrients.

     2.   GRANT.
          -----

          2.1 GRANT TO CLINTEC. In consideration of the Contribution Agreement, as well as other good and valuable consideration the sufficiency of which is hereby acknowledged, FRS grants to CLINTEC an exclusive, even as to FRS, paid-up, royalty-free license to the Other Compounds, FRS Patents, FRS Patent Applications, and Cornell Patents limited to the field of Clinical Nutrition and a paid-up, royalty-free non-exclusive license limited to the field of Nutrition.

          2.2 ROYALTY FOR CORNELL PATENTS. To the extent any royalty is due and owing under the Cornell License Agreement in view of CLINTEC's sale of a Clinical Nutrition Product under this Agreement, CLINTEC agrees to pay the applicable royalty to Cornell.

          2.3 DATA AND KNOW-HOW. FRS grants to CLINTEC a royalty-free nonexclusive license to Licensed Know-How. Additionally, FRS will make available to CLINTEC at no cost to CLINTEC, at CLINTEC's request all Data for use by CLINTEC in the development and regulatory approvals of Clinical Nutrition Products.

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE SECURITIES AND EXCHANGE EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.




          2.4 CLINTEC'S RIGHT OF FIRST REFUSAL. FRS grants to CLINTEC a right of first refusal to any Clinical Nutrition Product developed by FRS after the Effective Date of this Agreement and for a period of ******************* ********* that is based on or includes Other Compounds or a Compound. The parties shall negotiate in good faith an exclusive license to such Clinical Nutrition Product. If the parties fail to reach agreement with respect to any such Clinical Nutrition Product, FRS may solicit other offers and engage in negotiations with third parties with respect to that specific Clinical Nutrition Product. However, prior to concluding any such Agreement with any third party, FRS must offer CLINTEC the option to accept the proposed Agreement with respect to the Clinical Nutrition Product on the terms agreed to with the third party. If CLINTEC does not accept such offer within forty-five (45) days after written notice by FRS, FRS will be free to enter into an agreement with the third party on such terms.

          2.5 FRS RIGHT OF FIRST REFUSAL. CLINTEC grants to FRS a right of first refusal to any Pharmaceutical Applications developed by CLINTEC after the Effective Date of this Agreement and for a period of ******** years thereafter that is based on or includes a Compound. The parties shall negotiate in good faith an exclusive license to such Pharmaceutical Applications. If the parties fail to reach an agreement with respect to any such Pharmaceutical Applications, CLINTEC may solicit other offers and engage in negotiations with third parties with respect to that specific Pharmaceutical Application. However, prior to concluding any such Agreement with any third party, CLINTEC must offer FRS the option to accept the proposed Agreement with respect to the Pharmaceutical Applications on the terms agreed to with the third party. If FRS does not accept such offer within forty-five (45) days after written notice by CLINTEC, CLINTEC will be free to enter into an agreement with the third party on such terms.

          2.6 FRS NON-COMPETITION. FRS agrees that during the period commencing on the date of signature of this License Agreement and ending on the ***** anniversary of such date, FRS will not directly or indirectly own, manage, operate, control, invest or acquire an interest in, or otherwise engage or participate in (whether as a proprietor, partner, stockholder, joint venturer, investor, other participant in) the development or sale of products or compounds that have as their principal purpose Clinical Nutrition for the purpose of manipulating glutathione levels, anywhere in the world, or grant any license to any third party for Clinical Nutrition Products (any such development or sale being herein referred to as a "Restricted Business"). It is anticipated that a number of products and compounds may be both a

     Clinical Nutrition Product and have Pharmaceutical Applications and this
     Section 2.6 shall not apply to the development or sale of such products or compounds.

          2.7 CERTAIN ACQUISITIONS OF COMPETING BUSINESSES. Notwithstanding the definition of Restricted Business contained in Section 2.6, the term Restricted Business shall not include the following business activities:

              (a) The acquisition and ownership of not more than 5% of the outstanding shares of any class of stock or other securities of any entity which engages in a Restricted Business (a "Competing Business") if such shares or securities are traded on a national securities exchange or in the over-the-counter market.

              (b) The acquisition and ownership of the outstanding shares of any class of stock or other securities or assets and properties of a Competing Business provided that the total fair market value of all assets and properties of the Competing Business (i) which are acquired, in the case of an asset purchase, or which are among the assets and properties of such Competing Business in the Restricted Business, does not exceed the greater of (A) 5% of the total fair market value of all stock or other ownership interests or assets or properties of such Competing Business acquired in such transaction, or (B) $1,000,000; and provided further that upon acquiring control of such Competing Business or upon acquiring the assets and properties of such Competing Business which are used in the Restricted Business, as the case may be, FRS shall offer to sell the assets and properties of the Competing Business which are used in the Restricted Business (the "Assets") to Clintec on the following terms and conditions:
     FRS shall offer the Assets to Clintec by giving to Clintec prompt written notice of such offer which offer shall identify, in reasonable detail, the Assets, the nature and type of transaction which FRS desires to effect with respect thereto and, if applicable, any indications of interest in or offers for the Assets which FRS has received (the "Notice"). During the 60-day period after receipt of the Notice (the "Negotiation Period"), Clintec shall have the right to negotiate with FRS, and if Clintec elects to do so based upon such negotiations, to make a written offer or offers to acquire all of the Assets. During the Negotiation Period, FRS agrees to negotiate with Clintec in good faith, to make available such information as Clintec may reasonably request with respect to the Assets (subject to receipt of a customary confidentiality agreement from Clintec) and to respond promptly to any offer made by Clintec. In the event FRS accepts Clintec's offer for the Assets, FRS and Clintec agree to enter into a mutually acceptable definitive agreement with respect thereto and to complete the acquisition of the Assets within 60 days of FRS's acceptance of Clintec's offer (or such longer period as may be required by regulatory constraints). In the event that during the Negotiation Period Clintec does not make an offer, or makes an offer or offers which FRS rejects, FRS is free to (1) retain the Assets and operate the business associated therewith or (2) sell, assign or otherwise transfer the Assets after the expiration of the Negotiation Period to an unrelated third party on terms which are no less favorable, considered as a whole, to FRS than the terms of Clintec's final bona fide offer.

    3.   PATENT COSTS.
         ------------

          3.1 FRS PATENTS AND PATENT APPLICATIONS. FRS shall have the responsibility to pay all attorney's fees, maintenance fees, and any and all other costs associated with any FRS Patent or FRS Patent Application. Should FRS decide not to pay any cost or expense for any FRS Patent or FRS Patent Application or decide to allow any such FRS Patent or FRS Patent Application to go abandoned, prior to abandoning such FRS Patent Application or FRS Patent, FRS shall advise CLINTEC in writing. CLINTEC shall then have the right to pay such expense and maintain the FRS Patent or FRS Patent Application. In such case, FRS agrees to assign to CLINTEC such FRS Patent or FRS Patent Application.

          3.2 CORNELL LICENSED PATENTS. To the extent any fees are due and owing under the Cornell License Agreement for a Cornell Licensed Patent, FRS will be responsible to pay all costs and expenses. However, prior to allowing any Cornell Licensed Patent to go abandoned for failure to pay any cost or expense, FRS shall advise CLINTEC and CLINTEC shall have the right, but not the obligation, to pay the applicable expense or fee. Should CLINTEC pay the expense or fee, FRS will then transfer to CLINTEC, to the extent permitted by the Cornell License Agreement, the rights to the applicable Cornell Licensed Patent.

     4.   TERM.
          ----

          The term of this Agreement shall last for the effective life of the last to expire FRS Patent or Cornell Licensed Patent. Upon expiration of this License Agreement, CLINTEC shall enjoy a royalty-free license to Licensed Know-How for the purpose of making, using, and selling Clinical Nutrition Products or products used in the field of Nutrition.

     5.   ENFORCEMENT.
          -----------

          Upon learning of an infringement of an FRS Patent or Cornell Patent, CLINTEC will advise FRS of such infringement in writing. FRS will then be free, at its expense, to file a law suit in its name and at its expense against the infringer. FRS shall be entitled to all damages it recovers. If FRS does not file a law suit within ninety (90) days of CLINTEC's notice, CLINTEC, at its cost and expense, can bring suit against the infringer. CLINTEC will be entitled to all damages it may recover from any such law suit. FRS agrees, to the extent requested by CLINTEC, to join CLINTEC and assist CLINTEC, at CLINTEC's expense, in maintaining such law suit.

     6.   ASSIGNMENT.
          ----------

          The rights and obligations of CLINTEC under this Agreement can be assigned to any party by CLINTEC upon thirty (30) days' notice from CLINTEC.

     7.   TERMINATION.
          -----------

          Either CLINTEC or FRS may terminate this Agreement if there is a material breach of this Agreement by the other party by providing the other party with written notice of such breach. The breaching party will then have a six (6) month period in which to cure such breach. If such breach remains uncured at the end of the six (6) month period, this Agreement will then terminate.

     8.   SUBLICENSING.
          ------------

          CLINTEC may sublicense its rights under this Agreement to any third party.

     9.   MISCELLANEOUS.
          -------------

          9.1 Notices. Any notices to be given under any provision of this Agreement may be given by sending by registered or certified mail to the address of the party concerned as follows:

              If to FRS:     Free Radical Sciences, Inc.
                             Attn:  Chief Executive Officer
                             245 First Street
                             14th Floor
                             Cambridge, Massachusetts  02142
                             Facsimile:  617/374-1202

         If to CLINTEC:      Clintec Nutrition Company
                             Attn:  President
                             Three Parkway North, Suite 500
                             Deerfield, Illinois 60015
                             Facsimile: 708/317-3180

          9.2 APPLICABLE LAW. This Agreement shall be deemed to be made under and to be governed by the laws of the State of Illinois.

          9.3 SEPARABILITY. Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, the enforceability of the remaining parts or provisions shall not be affected by such holding.

          9.4 HEADINGS. The headings and subheadings of the various articles and sections of this Agreement are inserted merely for the purpose of convenience and do not express or imply any limitation, definition, or extension of the specific terms and sections so designated.

          9.5 SUCCESSORS AND ASSIGNS. This Agreement is binding on any successors of FRS or assigns of any FRS Patents, FRS Patent Applications, Licensed Know-How, or any rights under the Cornell License Agreement.

          IN WITNESS WHEREOF, the parties have caused this instrument to be executed in duplicate as of the day and year first above written.

     ATTEST:                             CLINTEC NUTRITION COMPANY

                                        By /s/ T.C. Rojahn
    ----------------------------          --------------------------------

                                         Title  Vice President
                                              ----------------------------
                                         Date April 4, 1996
                                              ----------------------------

     Attest:                             FREE RADICAL SCIENCES, INC.

                                         By /s/  Gary W. Pace
                                            ------------------------------
                                         Title President
                                               ---------------------------
                                         Date  April 4, 1996
                                               ---------------------------

                         SCHEDULE A TO LICENSE AGREEMENT
                         -------------------------------

                                  U.S. Patents
                                  ------------



         U.S. Patent No. 5,095,027       "Method for Treating Reperfusion
                                         Injury Employing L-2-
                                         oxothiazolidine-4-carboxylic Acid"

                                         Date Issued:  March 10, 1992


         U.S. Patent No. 5,208,249       "Method for Stimulating
                                         Intracellular Synthesis of
                                         Glutathione Using Esters of
                                         L-2-Oxothiazolidine-4-carboxylate"

                                         Date Issued:  May 4, 1993


         U.S. Patent No. 5,214,062       "Method and Composition for
                                         Treating Immune Disorders,
                                         Inflammation and Chronic
                                         Infections"

                                         Date Issued:  May 25, 1993

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE SECURITIES AND EXCHANGE EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.




                         SCHEDULE B TO LICENSE AGREEMENT
                         -------------------------------

                           PENDING PATENT APPLICATIONS
                           ---------------------------


         *******           *********************************************
                           **********
         ****************************
         ****************************

         *******           *********************************************
         ****************************
         ****************************

         Corresponding Non-U.S. Applications:

         Country           Application No.           Filing Date
         -------           ---------------           -----------

         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************

         *******           *********************************************
                           **********
         ****************************
         ****************************

         Corresponding Non-U.S. Applications:

         Country           Application No.           Filing Date
         -------           ---------------           -----------

         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************


         *******           *********************************************
                           **********
         ****************************
         ****************************

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE SECURITIES AND EXCHANGE EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.




         Corresponding Non-U.S. Applications:

         Country           Application No.           Filing Date
         -------           ---------------           -----------

         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************

         *******           *********************************************
                           **********
         ****************************
         ****************************

         *******           *********************************************
                           **********
         ****************************
         ****************************

         Corresponding Non-U.S. Applications:

         Country           Application No.           Filing Date
         -------           ---------------           -----------

         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************

         *******           *********************************************
         ****************************
         ****************************

         Corresponding Non-U.S. Applications:

         *************************************

         *******           *********************************************
         ****************************
         ****************************

         Corresponding Non-U.S. Applications:

         Country           Application No.           Filing Date
         -------           ---------------           -----------

         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE SECURITIES AND EXCHANGE EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.




         *******           *********************************************
                           **********
         ****************************
         ****************************

         *******           *********************************************
                           **********
         ****************************
         ****************************

         *******           *********************************************
                           **********
         ****************************
         ****************************

         *******           *********************************************
                           **********
         ****************************
         ****************************

         *******           *********************************************
                           **********
         ****************************
         ****************************

         *******           *********************************************
                           **********
         ****************************
         ****************************


         ***************************************************************
         ***************************************************************
         ***************************************************************
         ******

         Country           Application No.           Filing Date
         -------           ---------------           -----------

         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************

             CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
                THE SECURITIES AND EXCHANGE EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.





         Non-U.S. Applications Corresponding to U.S. Patent No. 5,208,249, "Method for Stimulating Intracellular Synthesis of Glutathione Using Esters of L-2-Oxothiazolidine-4-Carboxylate"; Date Issued: May 4, 1993:

         Country           Application No.           Filing Date
         -------           ---------------           -----------

         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************

         Non-U.S. Applications Corresponding to U.S. Patent No. 5,214,062, "Method and and Composition for Treating Immune Disorders, Inflammation and Chronic Infections"; Date Issued: May 25, 1993:

         Country           Application No.           Filing Date
         -------           ---------------           -----------

         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************
         ********          ***********               *****************

                         SCHEDULE C TO LICENSE AGREEMENT
                         -------------------------------

                               INVENTION RECORDS
                               -----------------

     Goldberg, "Stimulation of Intracellular Glutathione Synthesis for Prevention of Diabetic Complications" dated August 8, 1990

     Pace et al., "Topical Elevation of Intracellular Glutathione as Treatment for Psoriasis' dated October 1, 1990

     Kamarei, "Diets Containing Glutathione for Hepatic Diseases" dated December 4, 1990

     Mark et al., "Novel Methods for the Reduction of Difluromethylornithine Associated Toxicity" dated March 29, 1991

     Goldberg, "Topical Applications of Glutathione Esters for Treatment of Local Herpes, Bursus and Inflammations" dated April 8, 1991

     Mark et al., "Method of Treatment of Autoimmune Diseases" dated April 11, 1991

     Mark et al., "Method of Modifying in Vitro Cell Culture Media to Enhance Cellular Functions Including Replication" dated July 23, 1991

     Rowe et al., "A Solid Oral Dosage Form for Procysteine" dated July 29, 1991

     Madsen, "Amelioration of Valproate Toxicity of Co-adminstration of Procysteine" dated October 30, 1991

     Mark, "Methods of Enhancing the Use of Nitric Oxide to Treat Severe Adult Respiratory Distress Syndrome" dated November 8, 1991

     Goldberg et al., "Method to Reduce Muscle Injury and Damage and Enhance Recovery from High Intensity Exercise" dated March 31, 1992

     Goldberg, "Method for Enhancing Glutathione Synthesis by Concomitant Administration of Glutamine and Cysteine" dated April 1, 1992

     Mark, "Methods of Modifying in Vitro Tissue Culture Media to Enhance Cellular Functions, Including Replication" dated October 30, 1992